EXHIBIT 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO SECTION 906

OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Skkynet Cloud Systems Inc. (the “Company”) on Form 10-Q for the period from ended January 31, 2015 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Andrew Thomas, Principal Executive Officer of the Company, hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company.

Dated: March 20, 2015	By:	/s/ Andrew Thomas
Andrew Thomas
Chief Executive Officer
(Duly Authorized Principal Executive Officer)

This certification accompanies the Report pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not, except to the extent required by the Sarbanes-Oxley Act of 2002, be deemed filed by the Company for purposes ofSection 18 of the Securities Exchange Act of 1934, as amended.